UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2016

American Science and Engineering, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-6549	04-2240991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

829 Middlesex Turnpike Billerica, Massachusetts	01821
(Address of principal executive offices)	(Zip Code)

(978) 262-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 20, 2016, American Science and Engineering, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with OSI Systems, Inc., a Delaware corporation (“OSI”), and its newly formed, wholly owned subsidiary, Apple Merger Sub, Inc., a Massachusetts corporation (“Merger Sub”), providing for, subject to the terms and conditions of the Merger Agreement, the acquisition of the Company by OSI at a price of $37.00 per share in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of Merger Sub into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of OSI.  In connection with the Merger, each share of the Company’s common stock, par value $0.66 2/3 (each, a “Share”) issued and outstanding immediately prior to the effective time of the merger (the “Effective Time”) (other than Shares owned by a subsidiary of the Company, OSI or Merger Sub immediately prior to the Effective Time or Shares held by a shareholder who has not voted in favor of this Agreement or the Merger or consented thereto in writing and has perfected and not withdrawn a demand for appraisal rights of such Shares in accordance with the Massachusetts Business Corporation Act) will be canceled and extinguished and automatically converted into the right to receive the Merger Consideration.

Completion of the Merger is subject to customary closing conditions, including (i) approval of the Merger by the holders of two-thirds of the outstanding Shares, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any order, statute, rule or injunctions being in effect that would prohibit consummation of the Merger, (iv) the accuracy of the Company’s and OSI’s representations and warranties, (v) compliance by the Company and OSI with their respective covenants and (vi) the absence of a material adverse effect on the Company.  OSI’s obligations under the Merger Agreement are not subject to any financing condition.

The Merger Agreement contains customary representations and warranties from both the Company and OSI.  It also contains customary covenants, including covenants providing for each of the parties to use its best efforts to cause the Merger to be consummated, and covenants requiring the Company (i) subject to certain exceptions, to (a) carry on its business in the ordinary course of business consistent with past practice, (b) use commercially reasonable efforts consistent with past practice to preserve intact the business organization of the Company and its subsidiaries, (c) keep available the services of its officers and employees (other than any terminations of its officers or employees for cause), and (d) preserve intact the relationships with its suppliers, customers, contractors, licensors and others having material business relationships with the Company, in each case, during the period between the execution of the Merger Agreement and the Effective Time, and (ii) not to solicit, initiate or knowingly encourage or cooperate with respect to any inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto.

Under the Merger Agreement, the Company is entitled to receive a termination fee of $11 million if all closing conditions other than receipt of antitrust approval for the Merger have been obtained by December 20, 2016 and the Merger Agreement is terminated by OSI or the Company, provided that in any such case OSI may extend this date by three months and both parties may together agree to extend for an additional three months thereafter to obtain antitrust clearance (the “Outside Date”).  In addition, the Company is required to pay OSI a termination fee of $11 million if (i) the Merger Agreement is terminated by (a) OSI if the Company’s board of directors changes its recommendation in respect of the Merger or (b) the Company to accept a superior proposal, or (ii) (a) an alternative transaction or proposal to acquire the Company is publicly made and not withdrawn at least 30 days before the shareholder meeting to approve the Merger, (b) the Merger Agreement is terminated (x) as a result of the failure of the Merger to occur by the Outside Date, (y) because the Company’s shareholders shall not have approved the Merger or (z) as a result of a material breach by the Company, and (c) within 12 months following the termination of the Merger Agreement the Company enters into a contract providing for the acquisition of the Company or otherwise commences such a transaction.

Effective as of immediately prior to the Effective Time:

•                  each option to purchase Shares granted under any equity compensation plan, arrangement or agreement of the Company (the “Company Stock Plans”) that is then outstanding and unexercised (each, a “Company Stock Option”) shall vest in full and automatically be canceled and converted into the right to receive an amount of cash, without interest, equal to the product of (i) the total number of Shares then underlying such Company Stock Option multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per Share of such Company Stock Option, less such amounts as are required to be deducted or withheld therefrom under applicable tax laws;

•                  each Share granted under any Company Stock Plan that is subject to repurchase by the Company pursuant to a restricted stock agreement that is then outstanding and unvested (each, a “Company Restricted Share”) shall automatically become fully vested and the restrictions thereon shall lapse, and each such Company Restricted Share shall be canceled and converted into the right to receive the Merger Consideration, without interest, less such amounts as are required to be deducted or withheld therefrom under applicable tax laws;

•                  each award of restricted stock units granted under any Company Stock Plan that is then outstanding and unvested (each, a “Company RSU”) shall be assumed by OSI and converted into a new award of restricted stock units of OSI (each, an “Assumed RSU”) covering a number of shares of common stock, $0.001 par value per share, of OSI (“OSI Common Stock”) equal to the product of (i) the total number of Shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the Merger Consideration by (y) the average closing sales price for a share of OSI Common Stock on the Nasdaq Global Select Market for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the date of the closing date for the Merger, and each Assumed RSU shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the Effective Time, subject to and in accordance with Section 2.3(c) of the Merger Agreement; and

•                  each cash award granted pursuant to a Company FY2014 Long Term Incentives Cash Award Agreement or Company FY2015 Long Term Incentives Cash Award Agreement that is then outstanding and unvested shall be assumed by OSI and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, OSI, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, OSI, Merger Sub or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Amendment of Rights Agreement

On June 20, 2016, the Company entered into an amendment to the Company’s Rights Agreement, dated as of April 17, 2008, between the Company and American Stock Transfer and Trust Company, LLC, as rights agent, as amended (the “Rights Agreement”).

The amendment modifies the existing terms of the Rights Agreement to render the rights under the Rights Agreement inapplicable to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

The foregoing description of the terms of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01 regarding the amendment of the Rights Agreement, which is incorporated by reference into this Item 3.03.

Item 8.01  Other Events.

On June 21, 2016, the Company issued a press release announcing its entry into the Merger Agreement.  A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 21, 2016, the Company made available to investors an investor presentation in connection with the execution of the Merger Agreement.  A copy of that investor presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a Proxy Statement in connection with the Merger.  Additionally, the Company will file other relevant materials with the SEC in connection with the Merger.  The Proxy Statement will contain important information about the Company, Merger Sub, OSI, the Merger and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and OSI through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to download copies of the Proxy Statement from the Company’s website at http://ir.as-e.com/sec.cfm or by emailing ir@as-e.com.

The Company, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the transactions contemplated by the Merger Agreement.  Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended March 31, 2016 and its proxy statement dated July 29, 2015, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by the Company and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Statements in this document concerning the proposed transaction between the Company and OSI, the ability to consummate the transaction, the expected benefits of the transactions and benefits and synergies of the transaction that may constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  Forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of terms such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “should,” “estimates” or other similar expressions.  Actual results might differ materially from those projected in any forward-looking statements.  Factors which might cause actual results or events to differ materially from those projected in the forward-looking statements contained herein include the following: uncertainties regarding the timing of the closing of the transaction; uncertainties as to how many of the Company’s shareholders will vote in favor of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; the interference with business resulting from distraction of the Company’s employees; the integration of the Company’s business into OSI is not as successful as expected; the failure to realize anticipated synergies and cost savings; other business effects, including reductions, delays or cancellations of orders; disruption in the supply of any source component incorporated into Company’s products; the Company’s ability to protect and enforce its intellectual property; potential product liability claims against the Company; global political and economic trends and events which affect public perception of the threat presented by drugs, explosives and other contraband and influence the spending of governments and private organizations; future reductions in federal funding; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to implement changes in technology and customer requirements; competitive pressures; the impact of lengthy sales cycles and customer delays both in United States government procurement and procurement abroad on the Company’s cash flows; changes in U.S. or foreign regulations that affect the use or export of our products; general economic conditions, and other factors discussed in the “Risk Factors” section of the Company’s periodic reports and registration statements filed with the SEC, including the Company’s most recent annual report on Form 10-K.  These forward-looking statements speak only as of the date of this current report on Form 8-K, and the Company expressly disclaims any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2016	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Charles P. Dougherty
Charles P. Dougherty
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 20, 2016, between American Science and Engineering, Inc., OSI Systems, Inc., and Apple Merger Sub, Inc.*

4.1	Amendment No. 2 to Rights Agreement dated as of June 20, 2016 between American Science and Engineering, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.

99.1	Press Release issued by American Science and Engineering, Inc. on June 21, 2016.

99.2	Investor Presentation made available by American Science and Engineering, Inc. on June 21, 2016.

*      Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally a copy of any omitted schedule and/or exhibit to the staff of the SEC upon request.